                     THIRD AMENDMENT TO EMPLOYMENT CONTRACT

                                    between

                      Mid Atlantic Medical Services, Inc,
                                      and
                    MD-Individual Practice Association, Inc.

                                      and

                               GEORGE T. JOCHUM

     This Agreement shall be the Third Amendment to the Employment Agreement between Mid Atlantic Medical Services, Inc.(the "Company"), MD-Individual Practice Association, Inc. and George T. Jochum ("Executive") which was signed and delivered the 18th day of December 1990. The first Amendment was dated September 11, 1992. The second Amendment was dated in 1993.

     The original contract provides for a retirement benefit to be paid to Mr. Jochum pursuant to Section 3.9. That provision provided for certain benefits to be paid which were inclusive of amounts to be paid pursuant to the defined benefit retirement plan offered by the Company to all employees. The Mid Atlantic Medical Services Inc. and Their Subsidiaries Retirement Plan ("Plan") was terminated effective November 17, 1995. Pursuant to the terms of that termination and based on election made by the Executive, a lump sum payment will be rolled over from the Plan into the Company's 401k Plan. The purpose of this technical amendment is to clarify the fact that the amount of this lump sum distribution shall be considered to decrease the Company's liability for benefits payable under Section 3.9

     (1) The parties reaffirm and ratify the Original Contract, the First Amendment and the Second Amendment in all respects except as provided below.

     (2)  Add to Section 3.9  [Retirement Benefits]

          After the first paragraph, the following new paragraph shall be added. "For purpose of the proceeding paragraph, the amount of the liability determined by this calculation shall be reduced by the amount rolled into the 401(k) Plan because of the termination of The Mid Atlantic Medical Services, Inc. and Their Subsidiaries Retirement Plan."

     Signed and delivered this 8th day of December 1995, in Rockville, Maryland by Mid Atlantic Medical Service, Inc., MD-Individual Practice Association, Inc. and George T. Jochum.


     By:/s/ George T. Jochum
        ------------------------------------
        George T. Jochum



     Mid Atlantic Medical Services, Inc.
     By:/s/ Joseph L. Guarriello
        ------------------------------------


        Joseph L. Guarriello
        Executive Vice President and General Counsel



     MD-Individual Practice Association, Inc.
     By:/s/ Joseph L. Guarriello
        ------------------------------------
        Joseph L. Guarriello
        Executive Vice President and General Counsel